                                                                    EXHIBIT 10.7

                  NEITHER THIS WARRANT NOR ANY OF THE RIGHTS OR OBLIGATIONS EVIDENCED HEREBY NOR ANY OF THE COMMON UNITS ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE (THE "STATE LAWS"). NEITHER THIS WARRANT NOR ANY OF THE RIGHTS OR OBLIGATIONS EVIDENCED HEREBY NOR ANY OF THE COMMON UNITS ISSUABLE UPON EXERCISE HEREOF MAY BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED OR OTHERWISE DISPOSED OF, IN WHOLE OR IN PART, IN THE ABSENCE OF SUCH REGISTRATION OR QUALIFICATION OR THE AVAILABILITY OF AN APPLICABLE EXEMPTION FROM THE REGISTRATION AND QUALIFICATION REQUIREMENTS OF SUCH ACT AND STATE LAWS EVIDENCED BY AN OPINION OF LEGAL COUNSEL, WHICH OPINION AND LEGAL COUNSEL ARE SATISFACTORY TO THE PARTNERSHIP.

                          COMMON UNIT PURCHASE WARRANT
            VOID AFTER 5:00 P.M. (CENTRAL TIME) ON __________, 200__

                                                Warrant to Purchase Common Units
                                               of Rio Vista Energy Partners L.P.
                                                       Dated: ___________, 200__

                         RIO VISTA ENERGY PARTNERS L.P.

This is to Certify That, FOR VALUE RECEIVED,
                      ____________________________________,

(herein referred to as the "Holder") is, upon the terms and subject to the conditions hereinafter set forth in this Common Unit Purchase Warrant (this "Warrant"), entitled to purchase from RIO VISTA ENERGY PARTNERS L.P., a Delaware limited partnership (the "Partnership"), on or before ____________, 200__ (or, if such date is not a Business Day (hereinafter defined), then on the next succeeding day which is a Business Day), up to _________ common units of the Partnership at an exercise price of $___ per unit, subject to adjustment as to number of units and purchase price as set forth in Section 3 below. The exercise price of a common unit in effect at any time and as adjusted from time to time is hereinafter sometimes referred to as the "Exercise Price". For purposes hereof, a "Business Day" shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in New York, New York, or in Houston, Texas, are authorized by law or regulation to close.

         The common units issuable upon exercise of this Warrant are sometimes herein called the "Warrant Units."

1.                         Exercise and Vesting of Warrant

                  (a) Subject to the other provisions hereof, this Warrant may be exercised in whole or in part by presentation and surrender hereof to the Partnership for cancellation at its principal office with the Purchase Form annexed hereto (the "Purchase Form") duly executed and accompanied by payment of the Exercise Price in immediately available funds for the number of units specified in such form. If this Warrant is exercised in part only, the Partnership shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the right of the Holder to purchase the balance of the common units purchasable hereunder. Upon receipt by the Partnership of this Warrant at the office of the Partnership, in proper form for exercise, accompanied by payment of the Exercise Price, the Holder shall be deemed to be the holder of record of the common units issuable upon such exercise, notwithstanding that certificates representing such common units shall not then be actually delivered to the Holder. The issuance of certificates for common units upon the exercise of this Warrant shall be made without charge to the Holder for any issuance tax in respect thereof (with the exception of any federal or state income taxes applicable thereto), all such taxes to be paid by the Partnership, it being understood however that the Holder shall be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the Holder. The Partnership will at no time close its transfer books against the transfer of this Warrant or the issuance of any common units issuable upon the exercise of this Warrant in any manner which interferes with the timely exercise of this Warrant.

                  (b) Notwithstanding anything herein to the contrary, during the term of this Warrant, this Warrant may only be exercised during the first ten (10) days of each fiscal quarter of the Partnership and during such other periods as the Partnership may designate in its sole discretion for purposes of minimizing the accounting expenses associated with the exercise of this Warrant.

                  (c) This Warrant shall vest ratably on a monthly basis over a ___ year period beginning ____________, 200_, provided however that in the event that there is a change in control of the Partnership or in the event of a disposition of the Partnership or of all or a material portion of its assets, any unvested Warrants shall immediately become vested.

2. Fractional Units. This Warrant shall not be exercisable in such manner as to require the issuance of fractional units. If, as a result of adjustment in the Exercise Price or the number of common units to be received upon exercise of this Warrant pursuant to the terms hereof, fractional units would be issuable, no such fractional units shall be issued. In lieu thereof, the Partnership shall pay the Holder an amount in cash equal to such fraction multiplied by the Fair Market Value of a common unit. The term "Fair Market Value" shall mean, as of a particular date, the "market price" on such date.

         For purposes of this Warrant, the "market price" on any day shall be the last sale price on such day on the NASDAQ Stock Market, or, if the common units are not then listed or admitted to trading on the NASDAQ Stock Market, on such other principal stock exchange on which such units are then listed or admitted to trading, or, if no sale takes place on such day on any such exchange, the average of the closing bid and asked prices on such day as officially quoted on any such exchange, or, if the common units are not then listed or admitted to trading on any stock exchange, the average of the reported closing bid and asked prices on such day in the over-the-counter market as quoted on the National Association of Securities Dealers Automated Quotation System or, if not so quoted, then as furnished by any member of the National Association of Securities Dealers, Inc. selected by the Partnership. If there shall be no meaningful over-the-counter market, then Fair Market Value shall be such amount, not less than book value, as may be determined solely by the general partner of the Partnership.

3. Adjustment of Exercise Price and Number of Units. The number and kind of securities purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

         (a) Adjustment for Change in Capital. If at any time after the date hereof, the Partnership:

                                    (i)      pays a dividend or makes a
distribution on its common units in common units;

                                    (ii)     subdivides its outstanding common
units into a greater number of common units;

                                    (iii)    combines its outstanding common
units into a smaller number of units;

                                    (iv)     makes a distribution on its common
units in ownership interests other than common units; or

                                    (v)      issues by reclassification of its
common units any ownership interests of the Partnership;

then the Exercise Price in effect immediately prior to such action shall be adjusted so that the Holder may receive upon exercise or exchange of this Warrant and payment of the same aggregate consideration, the number of common units of the Partnership which the Holder would have owned immediately following such action if the Holder had exercised or exchanged the Warrant immediately prior to such action.

         The adjustment shall become effective immediately after the record date in the case of a dividend or distribution and immediately after the effective date in the case of a subdivision, combination or reclassification.

         (b) Adjustment for Other Distributions. If at any time after the date hereof, the Partnership distributes to all holders of its common units any of its assets or debt securities, the Exercise Price following the record date shall be adjusted in accordance with the following formula:

                                  E' = E x M-F
                                           ---
                                            M

where:

                  E'            =          The adjusted Exercise Price.

                  E             =          The Exercise Price immediately prior
                                           to the adjustment.

                  M             =          The market price (as defined in
                                           Section 2 hereof) per common unit on
                                           the record date of the distribution.

                  F             =          The aggregate fair market value (as
                                           conclusively determined by the
                                           general partner of the Partnership)
                                           on the record date of the assets or
                                           debt securities to be distributed
                                           divided by the number of outstanding
                                           common units.

         The adjustment shall be made successively whenever any such distribution is made and shall become effective immediately after the record date for the determination of unitholders entitled to receive the distribution. In the event that such distribution is not actually made, the Exercise Price shall again be adjusted to the Exercise Price as determined without giving effect to the calculation provided hereby. In no event shall the Exercise Price be adjusted to an amount less than zero.

         In addition to the foregoing, the number of common units of the Partnership which the holder is entitled to receive upon exercise of their Warrant shall be appropriately and equitably adjusted as determined by the general partner of the Partnership to make appropriate provision for any adjustments in the Exercise Price made on account of the foregoing.

         This subsection does not apply to cash dividends or cash distributions paid out of consolidated current or retained earnings as shown on the books of the Partnership and paid in the ordinary course of business.

         (c) Deferral of Issuance or Payment. In any case in which an event covered by this Section 3 shall require that an adjustment in the Exercise Price be made effective as of a record date, the Partnership may elect to defer making such adjustment until the occurrence of such event. If the Partnership so defers making any such adjustment and if this Warrant is exercised after such record date but before the occurrence of such event, the common units and other ownership interests of the Partnership, if any, issuable upon such exercise, had such adjustment been made as of the record date, over and above the common units or other ownership interests of the Partnership, if any, issuable upon such exercise on the basis of the Exercise Price as unadjusted, shall be issued promptly following the occurrence of such event and the Partnership shall pay to the Holder by check any amount in lieu of the issuance of fractional units pursuant to Section 2.

         (d) Statement of Adjustments. Whenever the Exercise Price and number of common units purchasable hereunder is required to be adjusted as provided in this Section 3, the Partnership shall promptly prepare a certificate signed by its general partner, setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated (including a description hereunder), and the Exercise Price and number of common units or other securities purchasable hereunder after giving effect to such adjustment, and shall promptly cause copies of such certificates to be delivered to the Holder pursuant to Section 9.

         (e) No Adjustment Upon Exercise of Warrants. No adjustments shall be made under this Section 3 in connection with the issuance of Warrant Units upon exercise or exchange of the Warrants.

         (f)                        No Adjustment for Small Amounts.
Notwithstanding anything in this Section 3 to the contrary, no adjustment of the Exercise Price or the number or type of securities covered by this Warrant shall be made if the amount of such adjustment in the Exercise Price shall be less than $.05 per unit, but in such case, any adjustment that would otherwise be required then to be made shall be carried forward and shall be made at the time and together with the next subsequent adjustment of the Exercise Price which, together with any adjustment of the Exercise Price so carried forward, shall amount to $.05 per unit or more.

         (g) Common Units Defined. Subject to the provisions of Section 4 hereof, units issuable upon exercise hereof shall include only ownership interests designated as common units of the Partnership as of the date hereof or units of any class or classes resulting from any reclassification or reclassifications thereof or as a result of any reorganization as provided for in Section 4 hereof.

4. Reclassification, Reorganization, Consolidation or Merger. In the event of any reclassification, capital reorganization or other change of outstanding common units of the Partnership (other than a subdivision or combination of the outstanding common units or in the event of any consolidation or merger of the Partnership with or into another entity (other than a merger in which merger the Partnership is the continuing entity and that does not result in any reclassification, capital reorganization or other change of outstanding common units issuable upon exercise or exchange of this Warrant) or in the event of any sale, lease, transfer or conveyance to another entity of the property and assets of the Partnership as an entirety or substantially as an entirety, the Partnership shall, as a condition precedent to such transaction, cause effective provisions to be made so that the Holder shall have the right thereafter, by exercising this Warrant, to purchase the kind and amount of common units and other securities and property (including cash) receivable upon such reclassification, capital reorganization and other change, consolidation, merger, sale or conveyance by a holder of the number of common units that might have been received upon exercise or exchange of this Warrant immediately prior to such reclassification, capital reorganization, change, consolidation, merger, sale or conveyance. Any such provision shall include provisions for adjustments in respect of such common units and other securities and property that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant. The foregoing provisions of this Section 4 shall similarly apply to successive reclassifications, capital reorganizations and changes of common units and to successive consolidations, mergers, sales or conveyances. In the event that in connection with any such capital reorganization or classification, consolidation, merger, sale or conveyance, additional common units shall be issued in exchange, conversion, substitution or payment, in whole or in part, for, or of, a security of the Partnership other than common units, any such issue shall be treated as an issue of common units covered by the provisions of Section 3(a) hereof.

5. Notice to Warrant Holders. So long as this Warrant shall be outstanding, (i) if the Partnership shall offer to the holders of common units for subscription or purchase by them any common units or securities of any class or any other rights, or (ii) if any capital reorganization of the Partnership, reclassification of the ownership interests of the Partnership, consolidation or merger of the Partnership with or into another entity, or any conveyance of all or substantially all of the assets of the Partnership, or voluntary or involuntary dissolution or liquidation of the Partnership shall be effected, then, in any such case, the Partnership shall cause to be delivered to the Holder pursuant to Section 9, at least thirty (30) days prior to the date specified in (x) or (y) below, as the case may be, a notice containing a brief description of the proposed action and stating the date on which (x) a record is to be taken for the purpose of such dividend, distribution or rights, or (y) such reclassification, reorganization, consolidation, merger, conveyance, dissolution or liquidation is to take place and the date, if any is to be fixed, as of which the holders of common units of record shall be entitled to exchange their common units for securities or other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, dissolution or liquidation.

6. Certain Obligations of the Partnership. The Partnership will maintain an office or agency (which shall initially be the Partnership's principal office in Houston, Texas) where presentations and demands to or upon the Partnership in respect of this Warrant may be made and will give notice in writing to the Holder pursuant to Section 9 of each change of location thereof.

7.                         Intentionally omitted.

8. Determinations by Partnership. All determinations by the Partnership and the general partner of the Partnership under the provisions of this Warrant will be made in good faith with due regard to the interest of the Holder and in accordance with sound financial practices.

9. Notice. All notices and other communications provided for herein or permitted hereunder shall be in writing and shall be deemed to have been duly given if delivered personally or by Federal Express or similar means or by facsimile (with proof of receipt) or sent by registered or certified mail, return receipt requested, postage prepaid (provided, however, that notices shall not be deemed delivered until actually received at the address to which they were properly sent):

                   If to the Partnership, at the following address:
                            Rio Vista Energy Partners L.P.
                            820 Gessner Road, Suite 1285
                            Houston, Texas 77024
                            Phone: (713) 467-8235 Fax No. (713) _________

                      Attn: Richard Shore, Jr., President

                   If to the Holder, at the following address:
                           ________________________________
                           ________________________________
                           ________________________________
                           Phone: (___)________    Fax: (___)_________
                           Attn:  __________________

10. Tax Consequences and Capital Account Upon Exercise of Warrant. It is intended that neither the Holder, the Partnership nor any of the partners (owners) of the Partnership shall have any federal income tax consequences upon grant of this Warrant, or, except as described herein, upon exercise of this Warrant. Additionally, it is intended that the Holder shall not be treated as a partner with respect to the common units subject to this Agreement until such time as this Warrant is exercised. It is intended that, upon exercise of this Warrant, the Holder shall include in income ("Exercise Income") in the tax year of exercise an amount equal to the excess, if any, of the fair market value of common units on the date of exercise over the sum of the amount the Holder has paid or will pay to the Partnership ("Warrant Consideration") upon the grant and exercise of the Warrant. It is intended that the Partnership shall be entitled to a deduction equal to the amount of Exercise Income, which, if the Partnership continues to be a partnership for federal income tax purposes, shall be allocated solely to the partners of the Partnership other than the Holder to whom the Exercise Income is attributable. Upon exercise of this Warrant, Holder shall receive a positive capital account in the Partnership (assuming the Partnership continues to be classified as a partnership for federal income purposes) equal to the sum of the Exercise Income to the Holder and the amount of Warrant Consideration paid by the Holder. Should the federal income tax consequences differ from that described in this section, the general partner of the Partnership shall have the authority to change the capital account or allocations of income and deduction to the Holder as described herein in manner which in its discretion most closely achieves the same economic effect of the consequences described in this Section. Notwithstanding anything herein to the contrary, the general partner shall have the authority to change the tax reporting described above with respect to the issuance or exercise of this Warrant or alter the capital accounts or allocations of Partnership items as necessary to preserve or achieve the uniformity of common units.

11. This Agreement; Partnership Agreement. This Warrant and the common units to be delivered are subject to the terms of the Agreement of Limited Partnership of the Partnership (the "Partnership Agreement"), as amended. In the event of any conflict among Holder's rights under the common units, this Warrant and the Partnership Agreement, the terms of the Partnership Agreement shall control.

12. Replacement of Lost, Stolen, Destroyed or Mutilated Warrants. Upon receipt of evidence reasonably satisfactory to the Partnership of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon delivery of an indemnity bond in such reasonable amount as the Partnership may determine, and, in the case of any such mutilation, upon the surrender of such Warrant for cancellation, the Partnership will execute and deliver, in lieu of such lost, stolen, destroyed or mutilated Warrant, a new Warrant of like tenor.

13. Assignability; Binding Effect. This Warrant may not be assigned.

14. Number and Gender. Whenever the singular number is used herein, the same shall include the plural where appropriate, and words of any gender shall include each other gender where appropriate.

15. Applicable Law. This Warrant shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to its conflict of laws principles.

                             RIO VISTA ENERGY PARTNERS L.P.

                             By:        Rio Vista GP LLC,
                                        its General Partner

                                        By:_____________________________________
                                        Name:___________________________________
                                        Title:__________________________________

                                  PURCHASE FORM

Rio Vista Energy Partners L.P.

820 Gessner Road, Suite 1285

Houston, Texas 77024

         The undersigned hereby irrevocably elects to exercise the within Warrant to purchase __________ common units and hereby makes payment of $__________________ in payment of the Exercise Price thereof as follows:

         Check each that applies:

                  ________ $______________ by wire transfer or bank or certified check

Dated:  __________________, _______

                                         _______________________________________
                                         Signature of Holder

                                         _______________________________________
                                         Print Name of Holder

                                         Address of Holder:

                                         _______________________________________
                                         _______________________________________
                                         _______________________________________
                                         Phone:_________________________________
                                         Fax No.:_______________________________

                  NEITHER THIS WARRANT NOR ANY OF THE RIGHTS OR OBLIGATIONS EVIDENCED HEREBY NOR ANY OF THE COMMON UNITS ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE (THE "STATE LAWS"). NEITHER THIS WARRANT NOR ANY OF THE RIGHTS OR OBLIGATIONS EVIDENCED HEREBY NOR ANY OF THE COMMON UNITS ISSUABLE UPON EXERCISE HEREOF MAY BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED OR OTHERWISE DISPOSED OF, IN WHOLE OR IN PART, IN THE ABSENCE OF SUCH REGISTRATION OR QUALIFICATION OR THE AVAILABILITY OF AN APPLICABLE EXEMPTION FROM THE REGISTRATION AND QUALIFICATION REQUIREMENTS OF SUCH ACT AND STATE LAWS EVIDENCED BY AN OPINION OF LEGAL COUNSEL, WHICH OPINION AND LEGAL COUNSEL ARE SATISFACTORY TO THE PARTNERSHIP.

                          COMMON UNIT PURCHASE WARRANT
            VOID AFTER 5:00 P.M. (CENTRAL TIME) ON __________, 200__

                                              Warrant to Purchase Common Units
                                               of Rio Vista Energy Partners L.P.
                                                  Dated: ___________, 200__

                         RIO VISTA ENERGY PARTNERS L.P.

This is to Certify That, FOR VALUE RECEIVED,

                      ____________________________________,

(herein referred to as the "Holder") is, upon the terms and subject to the conditions hereinafter set forth in this Common Unit Purchase Warrant (this "Warrant"), entitled to purchase from RIO VISTA ENERGY PARTNERS L.P., a Delaware limited partnership (the "Partnership"), on or before ____________, 200__ (or, if such date is not a Business Day (hereinafter defined), then on the next succeeding day which is a Business Day), up to _________ common units of the Partnership at an exercise price of $___ per unit, subject to adjustment as to number of units and purchase price as set forth in Section 3 below. The exercise price of a common unit in effect at any time and as adjusted from time to time is hereinafter sometimes referred to as the "Exercise Price". For purposes hereof, a "Business Day" shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in New York, New York, or in Houston, Texas, are authorized by law or regulation to close.

         The common units issuable upon exercise of this Warrant are sometimes herein called the "Warrant Units."

1.             Exercise of Warrant

         (a) Subject to the other provisions hereof, this Warrant may be exercised in whole or in part by presentation and surrender hereof to the Partnership for cancellation at its principal office with the Purchase Form annexed hereto (the "Purchase Form") duly executed and accompanied by payment of the Exercise Price for the number of units specified in such form.

         (b) In addition to the rights of the Holder under paragraph (a) above, the Holder shall have the right to exercise this Warrant, in whole or in part, in lieu of paying the Exercise Price in cash, by instructing the Partnership to issue that number of Warrant Units determined by multiplying the number of Warrant Units in respect of which this Warrant is being exercised by a fraction, the numerator of which shall be the difference between the Market Price (as defined in Section 2 below) per common unit on the date of exercise and the Exercise Price, and the denominator of which shall be the Market Price (as defined in Section 2 below) per common unit.

         (c) If this Warrant is exercised in part only, the Partnership shall, upon surrender of this Warrant for cancellation, as aforesaid, execute and deliver to the Holder a new Warrant evidencing the right of the Holder to purchase the balance of the units purchasable hereunder. The issuance of certificates for common units upon the exercise of this Warrant shall be made without charge to the Holder for any issuance tax in respect thereof (with the exception of any federal or state income taxes applicable thereto), all such taxes to be paid by the Partnership, it being understood however that the Holder shall be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the Holder.

         (d) Notwithstanding anything herein to the contrary, during the term of this Warrant, this Warrant may only be exercised during the first ten (10) days of each fiscal quarter of the Partnership and during such other periods as the Partnership may designate in its sole discretion for purposes of minimizing the accounting expenses to the Partnership associated with the exercise of this Warrant.

2. Fractional Units. This Warrant shall not be exercisable in such manner as to require the issuance of fractional units. If, as a result of adjustment in the Exercise Price or the number of common units to be received upon exercise of this Warrant pursuant to the terms hereof, fractional units would be issuable, no such fractional units shall be issued. In lieu thereof, the Partnership shall pay the Holder an amount in cash equal to such fraction multiplied by the Fair Market Value of a common unit. The term "Fair Market Value" shall mean, as of a particular date, the "market price" on such date.

         For purposes of this Warrant, the "market price" on any day shall be the last sale price on such day on the NASDAQ Stock Market, or, if the common units are not then listed or admitted to trading on the NASDAQ Stock Market, on such other principal stock exchange on which such units are then listed or admitted to trading, or, if no sale takes place on such day on any such exchange, the average of the closing bid and asked prices on such day as officially quoted on any such exchange, or, if the common units are not then listed or admitted to trading on any stock exchange, the average of the reported closing bid and asked prices on such day in the over-the-counter market as quoted on the National Association of Securities Dealers Automated Quotation System or, if not so quoted, then as furnished by any member of the National Association of Securities Dealers, Inc. selected by the Partnership. If there shall be no meaningful over-the-counter market, then Fair Market Value shall be such amount as may be determined solely by the Partnership, acting in good faith.

3. Adjustment of Exercise Price and Number of Units. The number and kind of securities purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

         (a) Adjustment for Change in Capital. If at any time after the date hereof, the Partnership:

                           (i)      pays a dividend or makes a distribution on
its common units in common units;

                           (ii)     subdivides its outstanding common units into
a greater number of common units;

                           (iii)    combines its outstanding common units into a
smaller number of units;

                           (iv)     makes a distribution on its common units in
ownership interests other than common units; or

                           (v)      issues by reclassification of its common
units any ownership interests of the Partnership;

then the number and kind of securities purchasable upon exercise of this Warrant and the Exercise Price in effect immediately prior to such action shall each be adjusted so that the Holder may receive upon exercise of this Warrant and payment of the same aggregate consideration, the number of common units of the Partnership which the Holder would have owned immediately following such action if the Holder had exercised the Warrant immediately prior to such action.

         The adjustment shall become effective immediately after the record date in the case of a dividend or distribution and immediately after the effective date in the case of a subdivision, combination or reclassification.

         (b) Adjustment for Other Distributions. If at any time after the date hereof, the Partnership distributes to all holders of its common units any of its assets or debt securities, the Exercise Price following the record date shall be adjusted in accordance with the following formula:

                                 E' = E x  M-F
                                           ---
                                            M

where:

                  E'   =   The adjusted Exercise Price.

                  E    =   The Exercise Price immediately prior to the
                           adjustment.

                  M    =   The market price (as defined in Section 2 hereof)
                           per common unit on the record date of the distribution.

                  F    =   The aggregate fair market value (as determined solely
                           by the Partnership, acting in good faith) on the record date of the assets or debt securities to be distributed divided by the number of outstanding common units.

         The adjustment shall be made successively whenever any such distribution is made and shall become effective immediately after the record date for the determination of unitholders entitled to receive the distribution. In the event that such distribution is not actually made, the Exercise Price shall again be adjusted to the Exercise Price as determined without giving effect to the calculation provided hereby. In no event shall the Exercise Price be adjusted to an amount less than zero.

         This Section 3(b) does not apply to transactions covered by Section 3(a) or to cash dividends or cash distributions.

         (c) Deferral of Issuance or Payment. In any case in which an event covered by this Section 3 shall require that an adjustment in the Exercise Price be made effective as of a record date, the Partnership may elect to defer making such adjustment until the occurrence of such event. If the Partnership so defers making any such adjustment and if this Warrant is exercised after such record date but before the occurrence of such event, the common units and other ownership interests of the Partnership, if any, issuable upon such exercise, had such adjustment been made as of the record date, over and above the common units or other ownership interests of the Partnership, if any, issuable upon such exercise on the basis of the Exercise Price as unadjusted, shall be issued promptly following the occurrence of such event and the Partnership shall pay to the Holder by check any amount in lieu of the issuance of fractional units pursuant to Section 2.

         (d) Statement of Adjustments. Whenever the Exercise Price and number of common units purchasable hereunder is required to be adjusted as provided in this Section 3, the Partnership shall promptly prepare a certificate signed by its general partner, setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated (including a description hereunder), and the Exercise Price and number of common units or other securities purchasable hereunder after giving effect to such adjustment, and shall promptly cause copies of such certificates to be delivered to the Holder pursuant to Section 9.

         (e) No Adjustment Upon Exercise of Warrants. No adjustments shall be made under this Section 3 in connection with the issuance of Warrant Units upon exercise or exchange of the Warrants.

         (f) No Adjustment for Small Amounts. Notwithstanding anything in this Section 3 to the contrary, no adjustment of the Exercise Price or the number or type of securities covered by this Warrant shall be made if the amount of such adjustment in the Exercise Price shall be less than $.05 per unit, but in such case, any adjustment that would otherwise be required then to be made shall be carried forward and shall be made at the time and together with the next subsequent adjustment of the Exercise Price which, together with any adjustment of the Exercise Price so carried forward, shall amount to $.05 per unit or more.

         (g)               Common Units Defined. Subject to the provisions of
Section 4 hereof, units issuable upon exercise hereof shall include only ownership interests designated as common units of the Partnership as of the date hereof or units of any class or classes resulting from any reclassification or reclassifications thereof or as a result of any reorganization as provided for in Section 4 hereof.

4. Reclassification, Reorganization, Consolidation or Merger. In the event of any reclassification, capital reorganization or other change of outstanding common units of the Partnership (other than a subdivision or combination of the outstanding common units or in the event of any consolidation or merger of the Partnership with or into another entity (other than a merger in which merger the Partnership is the continuing entity and that does not result in any reclassification, capital reorganization or other change of outstanding common units issuable upon exercise or exchange of this Warrant) or in the event of any sale, lease, transfer or conveyance to another entity of the property and assets of the Partnership as an entirety or substantially as an entirety, the Partnership shall, as a condition precedent to such transaction, cause effective provisions to be made so that the Holder shall have the right thereafter, by exercising this Warrant, to purchase the kind and amount of common units and other securities and property (including cash) receivable upon such reclassification, capital reorganization and other change, consolidation, merger, sale or conveyance by a holder of the number of common units that might have been received upon exercise or exchange of this Warrant immediately prior to such reclassification, capital reorganization, change, consolidation, merger, sale or conveyance. Any such provision shall include provisions for adjustments in respect of such common units and other securities and property that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant. The foregoing provisions of this Section 4 shall similarly apply to successive reclassifications, capital reorganizations and changes of common units and to successive consolidations, mergers, sales or conveyances. In the event that in connection with any such capital reorganization or classification, consolidation, merger, sale or conveyance, additional common units shall be issued in exchange, conversion, substitution or payment, in whole or in part, for, or of, a security of the Partnership other than common units, any such issue shall be treated as an issue of common units covered by the provisions of
Section 3(a) hereof.

5. Notice to Warrant Holders. So long as this Warrant shall be outstanding, (i) if the Partnership shall offer to the holders of common units for subscription or purchase by them any common units or securities of any class or any other rights, or (ii) if any capital reorganization of the Partnership, reclassification of the ownership interests of the Partnership, consolidation or merger of the Partnership with or into another entity, or any conveyance of all or substantially all of the assets of the Partnership, or voluntary or involuntary dissolution or liquidation of the Partnership shall be effected, then, in any such case, the Partnership shall cause to be delivered to the Holder pursuant to
Section 9, at least twenty (20) days prior to the date specified in (x) or (y) below, as the case may be, a notice containing a brief description of the proposed action and stating the date on which (x) a record is to be taken for the purpose of such dividend, distribution or rights, or (y) such reclassification, reorganization, consolidation, merger, conveyance, dissolution or liquidation is to take place and the date, if any is to be fixed, as of which the holders of common units of record shall be entitled to exchange their common units for securities or other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, dissolution or liquidation.

6. Certain Obligations of the Partnership. The Partnership will maintain an office or agency (which shall initially be the Partnership's principal office in Houston, Texas) where presentations and demands to or upon the Partnership in respect of this Warrant may be made and will give notice in writing to the Holder pursuant to Section 9 of each change of location thereof.

7. Repurchase Right. Notwithstanding any other provisions of this Warrant, effective one year after the date on which Penn Octane Corporation has paid in full the outstanding principal balance of and accrued interest on the notes issued pursuant to the amendment dated December 21, 2000 and the new notes dated January 31, 2001 (the "Trigger Date"), the Partnership may, in the event that after the Trigger Date the per share closing price of the Partnership's common units, as reported on the NASDAQ Stock Market or such other principal market in which the Partnership's common units may then be quoted, exceeds $____ for any period of twenty (20) consecutive trading days (a "Relevant Trading Period"), upon not less than thirty (30) days' notice (a "Warrant Repurchase Exercise Notice") in writing to the Holder pursuant to Section 9, repurchase all or any portion of this Warrant at a purchase price equal to $.10 per common unit covered hereby, such purchase price to be equitably and proportionally adjusted (as determined solely by the Partnership, acting in good faith) each time the Exercise Price is adjusted pursuant to Section 3 hereof. During such thirty (30) day period, the Holder may exercise such Warrants or a portion thereof in accordance with the terms hereof. The closing of such repurchase shall occur on the date, at the time and at the place set forth in such Warrant Repurchase Exercise Notice or at such other time, date or place as shall be agreed upon by the Partnership and the Holder. At the Closing, unless and except to the extent that this Warrant has been exercised by the Holder during such thirty (30) day period, the Partnership shall deliver to the Holder an amount equal to the purchase price in immediately available funds and the Holder will deliver this Warrant to the Partnership for cancellation. To the extent any repurchase hereunder is of less than all of the rights represented by this Warrant, the Partnership will deliver to the Holder a new Warrant covering the rights not so purchased.

8. Determinations by Partnership. All determinations by the Partnership under the provisions of this Warrant will be made in good faith.

9. Notice. All notices and other communications provided for herein or permitted hereunder shall be in writing and shall be deemed to have been duly given if delivered personally or by Federal Express or similar means or by facsimile (with proof of receipt) or sent by registered or certified mail, return receipt requested, postage prepaid (provided, however, that notices shall not be deemed delivered until actually received at the address to which they were properly sent):

                   If to the Partnership, at the following address:
                            Rio Vista Energy Partners L.P.
                            820 Gessner Road, Suite 1285
                            Houston, Texas 77024
                            Phone: (713) 467-8235  Fax No. (713) _________
                            Attn: Richard Shore, Jr., President

                   If to the Holder, at the following address:
                            __________________________________
                            __________________________________
                            __________________________________
                            Phone: (___)________   Fax:  (___)_________
                            Attn:  __________________

10. Tax Consequences and Capital Account Upon Exercise of Warrant. It is intended that neither the Holder, the Partnership nor any of the partners (owners) of the Partnership shall have any federal income tax consequences upon grant of this Warrant, or, except as described herein, upon exercise of this Warrant. Additionally, it is intended that the Holder shall not be treated as a partner with respect to the common units subject to this Agreement until such time as this Warrant is exercised. It is intended that, upon exercise of this Warrant, the Holder shall include in income ("Exercise Income") in the tax year of exercise an amount equal to the excess, if any, of the fair market value of common units on the date of exercise over the sum of the amount the Holder has paid or will pay to the Partnership ("Warrant Consideration") upon the grant and exercise of the Warrant. It is intended that the Partnership shall be entitled to a deduction equal to the amount of Exercise Income, which, if the Partnership continues to be a partnership for federal income tax purposes, shall be allocated solely to the partners of the Partnership other than the Holder to whom the Exercise Income is attributable. Upon exercise of this Warrant, Holder shall receive a positive capital account in the Partnership (assuming the Partnership continues to be classified as a partnership for federal income purposes) equal to the sum of the Exercise Income to the Holder and the amount of Warrant Consideration paid by the Holder. Should the federal income tax consequences differ from that described in this section, the general partner of the Partnership shall have the authority to change the capital account or allocations of income and deduction to the Holder as described herein in manner which in its discretion most closely achieves the same economic effect of the consequences described in this Section. Notwithstanding anything herein to the contrary, the general partner shall have the authority to change the tax reporting described above with respect to the issuance or exercise of this Warrant or alter the capital accounts or allocations of Partnership items as necessary to preserve or achieve the uniformity of common units.

11. This Agreement; Partnership Agreement. This Warrant and the common units to be delivered are subject to the terms of the Agreement of Limited Partnership of the Partnership (the "Partnership Agreement"), as amended. In the event of any conflict among Holder's rights under the common units, this Warrant and the Partnership Agreement, the terms of the Partnership Agreement shall control.

12.            Replacement of Lost, Stolen, Destroyed or Mutilated Warrants.
Upon receipt of evidence reasonably satisfactory to the Partnership of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon delivery of an indemnity bond in such reasonable amount as the Partnership may determine, and, in the case of any such mutilation, upon the surrender of such Warrant for cancellation, the Partnership will execute and deliver, in lieu of such lost, stolen, destroyed or mutilated Warrant, a new Warrant of like tenor.

13.            Assignability; Binding Effect. This Warrant may not be assigned.

14. Number and Gender. Whenever the singular number is used herein, the same shall include the plural where appropriate, and words of any gender shall include each other gender where appropriate.

15. Applicable Law. This Warrant shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to its conflict of laws principles.

                           RIO VISTA ENERGY PARTNERS L.P.

                           By: Rio Vista GP LLC,
                               its General Partner

                               By: _____________________________________________
                               Name: ___________________________________________
                               Title: __________________________________________

                                  PURCHASE FORM

Rio Vista Energy Partners L.P.

820 Gessner Road, Suite 1285

Houston, Texas 77024

         The undersigned hereby irrevocably elects to exercise the within Warrant to purchase __________ common units and hereby makes payment of $__________________ in payment of the Exercise Price thereof as follows:

         Check each that applies:

                    ________          $______________   by wire transfer or bank
                                                        or certified check

                                      $______________   to be paid on a cashless
                                                        basis pursuant to the
                                                        terms prescribed under
                                                        the Warrant

Dated: __________________, _______

                                        ________________________________________
                                        Signature of Holder

                                        ________________________________________
                                        Print Name of Holder

                                        Address of Holder:

                                        ________________________________________
                                        ________________________________________
                                        ________________________________________
                                        Phone:__________________________________
                                        Fax No.:________________________________